As filed with the Securities and Exchange Commission on April 3, 2013

Securities Act File No. 333-186489

Investment Company Act File No. 811-22800

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Ivy High Income Opportunities Fund

Exact Name of Registrant as Specified in Declaration of Trust

6300 Lamar Avenue, Shawnee Mission, Kansas, 66202-4200

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(913) 236-2000

Registrant’s Telephone Number, including Area Code

Philip A. Shipp

6300 Lamar Avenue

Shawnee Mission, Kansas 66202-4200

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

Alan P. Goldberg K&L Gates LLP 70 W. Madison St. Suite 3100 Chicago, IL 60602

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $.001 par value	1,000 Shares	$20.00	$20,000	$2.73

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	All of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                  , 2013

PROSPECTUS

             Shares

Ivy High Income Opportunities Fund

Common Shares

$20.00 per Share

Investment Objective.    Ivy High Income Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies.    The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Fund’s investment adviser to be of comparable quality. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies. The Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Fixed income instruments that are rated below investment grade (commonly referred to as ‘‘high yield’’ or ‘‘junk’’ instruments) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risks—Below Investment Grade Instruments Risk.”

(continued on next page)

Listing.    It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “IVH.”

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end funds frequently trade at a significant discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. This risk is greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering.

Investment in the Fund’s common shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in securities that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or unrated but judged by Ivy Investment Management Company (the “Adviser”) to be of comparable quality), the Fund’s exposure to foreign securities denominated in U.S. or foreign currencies, and the Fund’s anticipated use of leverage. Below investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal and are commonly referred to as “high yield” securities or “junk bonds.” The Fund’s potential exposure to foreign securities involves special risks, including currency risk. Similarly, the use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, and an investment in a derivative instrument could lose more than the principal amount invested. The use of derivative instruments also may, in certain circumstances, give rise to a form of leverage and related risks. Because of the risks associated with investing in high yield securities, foreign securities, derivative instruments and using leverage, an investment in the Fund may be considered speculative. Before buying any of the Fund’s common shares, you should read the discussion of the risks of investing in the Fund in “Risks” beginning on page 48 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Estimated offering expenses	$.04	$
Proceeds, after expenses, to the Fund(2)	$19.06	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about            , 2013.

[Underwriters]

The date of this prospectus is                 , 2013.

(notes from previous page)

(1)	The Adviser (and not the Fund) has agreed to pay from its own assets structuring fees to , , , and in connection with this offering. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with this offering. See “Underwriting—Other Relationships.”

(2)	The Fund has agreed to pay the underwriters $ , or $ (if the underwriters exercise their option to purchase additional common shares in full). Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $500,000, which represents $.04 per common share. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering costs (other than the sales load), which are estimated to be approximately $ , to the extent such offering costs are in excess of $.04 per common share. See “Summary of Fund Expenses.”

(3)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price less the sales load within 45 days of the date of this prospectus. If such option is exercised in full, the total offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(investment strategies continued from cover page)

The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Adviser believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans.

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below) through the use of total return swaps or credit default swaps (either on individual securities or groups or indices of securities).

Use of Leverage.    The Fund anticipates using leverage as part of its investment strategy. The Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings. Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”).

The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the Investment Company Act of 1940, as amended, such effective leverage would be considered leverage for the Fund’s total leverage limit noted below. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage,” “Risks—Leverage Risk.”

Adviser.    Ivy Investment Management Company serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is a registered investment adviser with the Securities and Exchange Commission (“SEC”) with approximately $56 billion in assets under management as of December 31, 2012.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. The Fund has filed with the SEC a Statement of Additional Information, dated              containing additional information about the Fund and, as amended from time to time through the effective date of this prospectus, is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 80 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling                                  or by writing to the Fund, or from the Fund’s website (www.ivyfunds.com). The information contained in, or accessed through, this website is not part of this prospectus. You also may obtain a free copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information (the SEC charges a fee for copies). You also may e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since then.

i

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (“SAI”). In particular, you should carefully read the risks of investing in the Fund’s common shares, as discussed under “Risks.”

The Fund	Ivy High Income Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering common shares, with a par value of $.001 per share (“Common Shares”), at $20.00 per share through a group of underwriters led by . You must purchase at least 100 Common Shares to participate in this offering. The Fund has given the underwriters an option to purchase up to additional Common Shares. See “Underwriting.” Ivy Investment Management Company (the “Adviser”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.04 per share. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Who May Want to Invest	The Fund may be an appropriate investment for an investor seeking:

•

a portfolio of fixed income instruments with the potential to seek to adapt to market conditions by allocating its investments among high yield corporate bonds, other corporate fixed income instruments and/or first- and second-lien secured loans;

•	the potential for attractive levels of monthly income relative to other asset classes;

•	a long-term strategy focused on providing total return through a combination of a high level of current income and capital appreciation;

•	skilled, active portfolio management with strong emphasis on credit research and monitoring; and

•	the potential for portfolio diversification through investment in a primarily high yield fixed income portfolio with potentially lower correlation to other fixed income investments.

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available. An investment in Common Shares may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Investment Objective	The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies	The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Adviser, to be of comparable quality. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies. The Fund will seek to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund will generally range between two and seven years.

In addition to the Fund’s 80% policy above, under normal circumstances, the Fund may invest:

•	up to 100% of its Managed Assets in fixed income instruments issued by foreign issuers;

•	up to 25% of its Managed Assets in fixed income instruments of issuers in emerging market countries;

•	up to 20% of its Managed Assets in fixed income instruments of distressed issuers;

•	up to 10% of its Managed Assets in credit-linked notes; and

•	up to 10% of its total assets in other investment companies in the manner permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Fixed Income Instruments. The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Adviser believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Under normal circumstances, the Adviser expects the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Below Investment Grade Quality (High Yield or Junk Bond) Instruments. Below investment grade quality instruments, commonly referred to as “junk” or “high yield” instruments, are those that, at the time of investment, are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

Foreign Instruments. Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be U.S. currency denominated or foreign currency denominated.

Illiquid and Restricted Securities. The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities, including private placement securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”).

Loans. The Fund may invest in assignments or participations of Secured Loans made to U.S., and non-U.S., corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Secured Loans are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

Derivatives. The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below). The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e., cash), put and call options on foreign currencies and interest rate swaps. Such other derivative investments are described in “The Fund’s Investments—Portfolio Composition—Derivatives” in this prospectus and “Investment Policies and Techniques—Other Portfolio Contents—Derivatives’’ in the SAI. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more corporate fixed income instruments.

Distressed Instruments. As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

Credit-Linked Notes. The Fund may invest up to 10% of its Managed Assets in credit-linked notes. A credit-linked note is a derivative instrument that is an obligation between two or more parties where the payment of principal and/or interest is based on the performance of some other obligation (a reference obligation).

Other Investment Companies. The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and exchange traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder.

Investment Grade Investments. The Fund may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality.

Equities and Equity-related Securities. From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise from time to time in connection with a corporate action or the restructuring of a debt instrument. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Leverage	The Fund anticipates using leverage as part of its investment strategy. The Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with . [The Fund’s maximum commitment amount will be $ .] Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”).

The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s leverage limits noted below.

The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets.

Leverage creates risk for holders of the Common Shares (the ‘‘Common Shareholders’’), including the likelihood of greater volatility in the net asset value (“NAV”) and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the Common Shareholders or may result in fluctuations in the dividends paid on the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage” and “Risks—Leverage Risk.”

Adviser	Ivy Investment Management Company serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an SEC-registered investment adviser with approximately $56 billion in assets under management as of December 31, 2012.

The Adviser will receive from the Fund an annual fee, payable monthly, in an amount equal to 1.00% of the average daily value of the Fund’s Managed Assets.

During periods when the Fund is using leverage the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets. See “Management of the Fund—Investment Management Agreement.”

Listing	It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “IVH.”

Distributions	The Fund intends to make regular monthly cash distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, after the completion of this offering, depending on market conditions. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and preferred shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. Certain of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes. See “Distributions” and “Leverage.” Shareholders who periodically receive the payment of a dividend or other distribution that may in part consist of a return of capital may be under the impression that the entire distribution consists of net profits when it does not, and should not assume the source of a distribution from the Fund is net profits.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and Managed Assets and, correspondingly, distributions from the Fund’s income will reduce the Fund’s NAV and Managed Assets. See “Distributions.”

Distributions will be automatically reinvested in additional whole and fractional Common Shares under the Fund’s Dividend Reinvestment Plan (“DRIP”) unless a Common Shareholder elects to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”

Custodian and Transfer Agent	The Bank of New York Mellon will serve as the Fund’s custodian. Computershare Trust Company, N.A., will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Independent Registered Public Accounting Firm	The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm.

Tax Considerations	The Fund intends to qualify to elect and maintain its election to be treated as a regulated investment company for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to regulated investment companies, the Fund intends to distribute annually all or substantially all of its net investment income and net realized gains both as calculated for U.S. federal income tax purposes, if any, to its shareholders. Distributions of net investment income and net short-term capital gains generally will be taxable to the shareholders as ordinary income. The Fund’s distributions of its net capital gains generally will be taxable to shareholders as long-term capital gains. A portion of the Fund’s distributions may be nontaxable returns of capital, which would reduce a stockholder’s tax basis in his or her shares (and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the shareholders, depending on the stockholder’s holding period for such shares). The Fund will provide shareholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor regarding any potential tax effects of an investment in the Fund.

Risks	An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Risks” beginning on page 48 of this prospectus.

No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history on which to base their investment decision. The Common Shares have no history of public trading.

Market Price Discount from NAV Risk.    Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. If you sell your Common Shares, the price received may be more or less than your original investment. NAV will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The price of the Common Shares will fluctuate with market conditions and other factors. An investment in the Fund represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments the Fund owns, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Common Shares may be worth less than the original amount invested, even after taking into account dividends and distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The Fund also may use leverage, which would magnify the Fund’s investment, market and certain other risks. See “Risks—Leverage Risk.”

Fixed Income Instruments Risk. Under normal circumstances, the Adviser expects that the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however the Fund also may invest in debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Fixed income instruments are particularly susceptible to the following risks:
Duration Risk. Duration measures the time-weighted expected cash flows of a fixed income security, which can determine its sensitivity to changes in the general level of interest rates. Fixed income securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. As the value of a fixed income security changes over time, so will its duration.

Extension Risk. When interest rates rise, certain obligations such as asset-backed securities will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, effective leverage and reduced demand for the issuer’s goods and services.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for instruments with longer maturities because such instruments do not mature, reset interest rates or become callable for longer periods of time. These risks may be greater in the current market environment because certain interest rates are near, or at, historically low levels. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments the Fund already owns, but will be reflected in the Fund’s NAV.

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share price or its overall return.

Spread Risk.    Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Risk of NAV Erosion. Under current market conditions, the Fund expects that it will buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out such a security’s entire coupon in the Fund’s dividends, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity. Similarly, the Fund will be subject to such NAV erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (“call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to NAV erosion. This NAV erosion could reduce the total return to Common Shareholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to stockholders for U.S. federal income tax purposes. However, the Fund generally does not intend to elect to amortize premium on purchased securities, and in the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Common Shareholders as interest income and will not be treated as a return of capital.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk.    The Fund will invest primarily in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments that are, at the time of purchase, rated below investment grade quality. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse economic, business or political events or other developments such as weather or earthquakes (so-called “event risk”). Such event risk would be heightened to the extent that the Fund invests a substantial amount of the below investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of securities that are particularly exposed to specific types of adverse economic, business, political or other events. It also is likely that an economic recession could affect adversely the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and disrupt severely the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Common Shares, both in the short-term and the long-term.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the Fund to meet its objective depends more on the Adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. There can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a non-diversified investment fund and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer or in several issuers than a “diversified” fund. See “The Fund’s Investments—Portfolio Composition—Below Investment Grade Instruments” and “Risks—Non-Diversification Risk.”

Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund’s investments in below investment grade quality debt will often be subordinate to other debt in the issuer’s capital structure. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. Because the Fund primarily invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests solely in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments.

Liquidity Risk. The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase those securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of, such securities. Illiquid and restricted securities also are more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of a restricted security, the Fund, where it has contractual rights to do so, may cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and generally are the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Secured Loans Risk. As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Secured Loans the Fund will invest in usually are rated below investment grade or may be unrated. Although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with such Secured Loans are similar to the risks of below investment grade instruments. See ‘‘Risks—Below Investment Grade Instruments Risk.”

Additionally, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk and below investment grade instruments risk.

Although the Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Secured Loan. To the extent that a Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make their valuation difficult. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund typically will acquire Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Secured Loan and with regard to any associated collateral.

The Fund may, but typically will not, invest in a Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Leverage Risk. The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets. See “Leverage.” The Fund currently intends to borrow money from banks and other financial institutions in an initial amount up to approximately 33 1/3% (as determined immediately after borrowing) of the value of its Managed Assets (including the amount borrowed). The Fund also may gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements. The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would periodically be reset.

The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders, but also would result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common

Shares will be less than if leverage had not been used. There is no assurance that the Fund’s leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage, including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•

when the Fund uses leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase operating costs, which may reduce total return.

The Fund may continue to use leverage if the Adviser believes the benefits to the Common Shareholders of maintaining the leveraged position outweigh any current reduced return, but the Fund expects to reduce, modify or cease its leverage if the Adviser believes the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Derivatives Risk. The Fund may enter into transactions in derivatives for investment, hedging or leverage purposes, which include the following risks:

Counterparty Risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk. Certain of the derivative investments in which the Fund may invest will give rise to forms of effective leverage, which may magnify the risk of owning such instruments. See “Risks—Leverage Risk.”

Illiquidity Risk. Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like, or at the price that the Fund believes the derivative currently is worth. See “Risks—Derivatives Risk—Illiquidity Risk.”

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

Regulatory Risk. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures and swaps (other than security-based swaps) will continue to be regulated by the CFTC. All security-based swaps will be regulated by the SEC. Security-based swap agreements, which include swaps on a broad-based securities index, also will be subject to the SEC’s anti-fraud, anti-manipulation and insider trading jurisdiction. However, securities futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction.

Specifically, the SEC and CFTC are required to mandate by regulation, under certain circumstances, that certain derivatives, previously traded over-the-counter (“OTC”), be executed in a regulated market and settled through a central clearing house. The Dodd-Frank Act also requires the CFTC and the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives. All swap transactions are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies.

The primary risks of derivative instruments are risk of the loss of principal, high volatility, illiquid markets, counterparty risk and credit risk. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. See “Risks—Derivatives Risk.”

Valuation Risk.    Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for fixed income instruments or loans to trade. Fixed income instruments generally trade on an ‘‘over-the-counter’’ market that may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount the Fund receives is less than the value that such fixed income instrument is carried at on the Fund’s books.

Foreign Instruments Risk. The Fund may invest up to 100% of its Managed Assets in U.S. dollar denominated, and/or foreign currency denominated, fixed income instruments and securities issued by foreign issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.

Financial markets in foreign countries often are not as developed, efficient or liquid as the financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund’s investments in foreign markets will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Foreign Sovereign Debt Risk. Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing financial instability of Europe, which began in Greece and has had an impact on various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The cost of servicing external debt also generally will be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because foreign securities may trade on days when the Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold.

Emerging Markets Risk.    The Fund may invest up to 25% of its Managed Assets in securities of issuers in emerging market countries. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk. Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. See “Risks—Foreign Currency Risks.”

Distressed Instruments Risk.    As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. While the Fund may not invest in issues (such as secured debt issues and/or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund is invested in distressed securities, its ability to achieve current income for its Common Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Credit-Linked Notes Risk. The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference entity. The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated and there may be a complete loss on the note. See “Risks—Credit-Linked Notes Risk”

Other Investment Company Risk. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act and the rules thereunder. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund purchases also may use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater volatility.

Income Risk. The income the holders of Common Shares receive from the Fund is based primarily on the interest and dividends the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Conflicts of Interest Risk. The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund. The Adviser and its affiliates engage in a wide array of portfolio management and other asset management services to a mix of clients. In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

The Adviser may buy or sell for one client account securities of the same kind or class that are purchased or sold for another at prices that may be different and also may, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. See “Management of the Fund—Conflicts of Interest” in the SAI.

For a more detailed discussion of these and other potential conflicts of interest, please see “Management of the Fund—Investment Management Agreement” below.

Anti-Takeover Provisions. The Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit or delay the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions in the Declaration of Trust.”

Dependence on Key Personnel Risk. The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund also may depend on the experience and expertise of such individuals.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any period of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage likely would increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer or in several issuers than a “diversified” fund. The Fund therefore may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See “The Fund’s Investments” and “Tax Matters.”

Recent Economic Conditions. The U.S. credit markets have in the recent past experienced extreme volatility and market disruption. Although the U.S. market currently is not experiencing disruption, extreme volatility or market disruption may occur in the future. In addition, the European credit markets have in the recent past experienced extreme volatility and may experience such volatility in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. Issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain issuers may, due to macroeconomic conditions, be unable to repay the obligations under their fixed income securities during periods of extreme volatility or market disruption. An issuer’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the security and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The recent market instability could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets. In addition, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Additional downgrades by S&P, or a downgrade by another NRSRO, could increase volatility in both stock and bond markets, result in higher interest rates and higher U.S. Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally.

These developments may increase the volatility of the value of fixed income instruments and other investments the Fund owns. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Common Shareholders. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities the Fund owns to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Common Shares.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world are likely to have a substantial effect on market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and NAV of the Common Shares.

High yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than higher rated securities. See “Risks—Market Disruption and Geopolitical Risk.”

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions for the Fund. If the Adviser determines that it is in the Fund’s best interests to shift the focus of its investments from one type of fixed income security to another, the Fund’s portfolio turnover rate during such a shift may be very high. High portfolio turnover results in greater transactional expense for the Fund and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See “The Fund’s Investments—Investment Policies—Portfolio Turnover” and “Tax Matters.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table for “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The table also assumes the use of leverage in an amount equal to 33 1/3% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)(2)	.20%
Dividend Reinvestment Plan Fees(3)	[None ]

Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses (borne by Common Shareholder)
Advisory Fees	1.50%
Interest Expense(5)	.48%
Other Expenses(6)	.18%
Total Annual Expenses	2.16%

(1) The Adviser has agreed to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering costs (other than sales load), to the extent that offering costs are in excess of $.04 per Common Share. Assuming an offering of 12,500,000 Common Shares, the total offering costs are estimated to be $500,000, $500,000 of which would be borne by the Fund and $0 of which would be paid by the Adviser.

(2) For a description of the sales load, structuring fees and other compensation paid to the underwriters, see “Underwriting.”

(3) You will be charged a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account.

(4) For the purposes of this table we have assumed that the Fund has utilized leverage equal to 33 1/3% of Managed Assets and the Fund pays an interest rate on borrowed money equal to .95% per annum. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders.

The table presented below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use any leverage.

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Advisory fees	1.00%
Other expenses	.17%

Total annual expenses	1.17%

(5) Represents estimated interest costs at a rate of .95% per annum associated with the Fund’s bank borrowings in one or more credit facilities (including prime brokerage facilities). The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(6) Estimated expenses based on the Fund’s first fiscal year. Expenses attributable to the Fund’s investments in other investment companies, including closed-end funds and exchange-traded funds (often referred to as “ETFs”), if any, are currently estimated not to exceed .01% of Managed Assets. See “The Fund’s Investments— Other Investment Companies.”

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Shares, (including a sales load of $45 and estimated offering expenses of $2), assuming (i) the Fund issues 12,500,000 Common Shares in this offering, (ii) total annual expenses of 2.16% of net assets attributable to the Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

1 Year	3 Years	5 Years	10 Years
$68	$111	$157	$284

The example above should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the example. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 30, 2013 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s principal office is located at 6300 Lamar Avenue, Shawnee Mission, Kansas 66201-9217 and its telephone number is (      )       -        .

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $                 ($                 if the underwriters exercise the over-allotment option in full) after payment of offering expenses. The Fund will pay all of its offering expenses up to $.04 per Common Share and the Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $.04 per Common Share. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in investments that meet the Fund’s investment objective and policies approximately 60 days after the completion of this offering, subject to market conditions. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments. See “The Fund’s Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period.”

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without Common Shareholder approval. The Fund will provide shareholders with at least 60 days’ written notice prior to changing its investment objective.

Investment Strategies

The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including Secured Loans. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch, or comparably rated by another NRSRO), or unrated but judged by the Adviser to be of comparable quality. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies. The Fund will seek to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund will generally range between two and seven years.

The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Adviser believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans.

Under normal circumstances, the Adviser expects the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Although not part of the Fund’s investments in corporate fixed income instruments, the Fund also may invest in fixed income instruments issued by governments or government authorities.

The Fund currently intends to invest primarily in fixed income instruments that are of below investment grade quality, or high yield. High yield fixed income instruments (commonly referred to as “junk bonds”) are securities rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch, or comparably rated by another NRSRO, or unrated but judged by the Adviser to be of comparable quality. Below investment grade instruments and comparable unrated instruments involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are more susceptible to default or decline in market value due to adverse economic and business developments than higher rated instruments. The descriptions of the investment rating categories by Moody’s, S&P and Fitch, including a description of the speculative characteristics, of these instruments are set forth in Appendix A of the SAI. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be U.S. currency denominated or foreign currency denominated.

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities.

The Fund may invest in assignments or participations of Secured Loans made to Borrowers, which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Secured Loans hold senior positions in the Borrower’s capital structure and are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage. The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options and options on futures, as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. Such other derivative investments are described in “The Fund’s Investments—Portfolio Composition—Derivatives” in this prospectus and “Investment Policies and Techniques—Other Portfolio Contents—Derivatives” in the SAI. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives are one or more corporate fixed income instruments.

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

As part of its investments in corporate fixed income instruments, the Fund also may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality.

The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and ETFs, to the extent permitted by the 1940 Act and the rules thereunder.

From time to time the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities that have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; fixed time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “—Portfolio Composition—Temporary Strategies; Invest-Up Period” in this prospectus and “Investment Policies and Techniques” in the SAI.

The Fund may utilize leverage (including effective leverage and structural leverage) in an aggregate amount of up to 40% of its Managed Assets at the time the leverage is incurred in order to buy additional portfolio securities. The Fund also may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the fees or interest paid by the Fund on its leverage arrangements, the excess income may be used to pay higher dividends to Common Shareholders. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. When leverage is employed, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Leverage” and “Risks—Leverage Risk.”

With respect to the Fund’s investments, any subsequent change in a rating assigned by any rating service to a security (or unrated but judged by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will treat the security as being in the highest rating category.

The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Investment Philosophy

The Adviser believes that security selection, through bottom-up credit research of individual issuers, is central to achieving potentially above-market returns. Although there may be periodic environments where macroeconomic events and strategic exposures will influence allocations, the Adviser generally expects investment decisions about specific securities to be based on the following:

•

Fundamental credit analysis: The Adviser believes the foundation of credit research is a thorough understanding of the issuer obtained through an analysis of numerous fundamentals that may include business model resiliency, management, capital structure, flexibility, credit metrics improvement and other factors. The Adviser places emphasis on a strong market niche or on a products and services niche that are difficult to replicate.

•

Valuation driven: The Adviser considers valuation on both an absolute and relative basis, utilizing both historic as well as forward-looking analysis. The Adviser intends to focus on the longer term, with sensitivity to entry points and exit points within different parts of the capital structure.

•

Exploiting market inefficiencies: The Adviser believes inefficiencies exist in different parts of the capital structure that may be exploited. These inefficiencies may include such technical factors as different asset classes and capital structure complexities.

•

Capital structure positioning: The Adviser will often seek to optimize the Fund’s risk/reward by investing in the debt portion of the capital structure the Adviser believes to be most attractive. This may include, but is not limited to, high-yield bonds, secured or unsecured bank loans or other means.

•

Diversification: The Adviser intends to invest in a broad array of companies and industries, with the goal of potentially reducing the risk of a downturn in a specific company or industry having a disproportionate impact on performance. However, as noted earlier in this prospectus, the Fund is classified as “non-diversified” under the 1940 Act and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer or several issuers than a “diversified” fund. See “Risks—Non-Diversification Risk.”

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Bonds

Corporate bonds will be a part of the Fund’s policy to invest at least 80% of its Managed Assets in U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and other issuers. The Adviser expects most of the bonds the Fund will invest in will be below investment grade. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Holders of bonds, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer’s capital structure.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. Many of the bonds the Fund will purchase may be fixed-rate; however, the Fund also may invest in floating rate bonds. The market value of a corporate bond will fluctuate in response to many factors, and the impact of those factors to a bond’s market value may vary depending upon the absence, presence, and interaction of those factors and may vary in different market conditions and circumstances. The value of intermediate- and longer-term corporate bonds normally will fluctuate more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Below Investment Grade Instruments

It is anticipated that the Fund will invest primarily in fixed income instruments that are of below investment grade quality, or high yield. The Fund’s investments in below investment grade quality securities and instruments

(commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse economic, business or political events or other developments such as weather or earthquakes (so-called “event risk”). Such event risk would be heightened to the extent that the Fund invests a substantial amount of the below investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of securities that are particularly exposed to specific types of adverse economic, business, political or other events. It also is likely that an economic recession could affect adversely the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and disrupt severely the market value of such instruments.

Lower grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their generally higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Fund to meet its objective depends more on the Adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Loans

Loans will be a part of the Fund’s policy to invest at least 80% of its Managed Assets in U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics.

Secured Loans.    Secured Loans typically hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Secured Loans typically have rates of interest which are determined daily, monthly, quarterly, semi-annually or annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Secured Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Secured Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Secured Loan will usually be lower, and when LIBOR is at higher levels, total yield on a Secured Loan will usually be higher. However, many of the Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Secured Loan will not be less than an agreed upon amount. Investments with LIBOR floors are still considered floating rate investments. See “Investment Policies and Techniques—Portfolio Contents—Secured Loans” in the SAI.

Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Secured Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. The collateral securing a Secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Secured Loans including, in certain circumstances, invalidating such Secured Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Secured Loans may not be rated by a rating agency. The amount of public information available with respect to Secured Loans generally will be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Secured Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Secured Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Secured Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some Secured Loans, and some Secured Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. See “Risks—Loan Risks—Liquidity Risk” and “Risks—Secured Loan Risk.”

The floating or variable rate feature of Secured Loans is a significant difference from typical fixed income investments, which carry a higher degree of interest rate risk. To the extent the Fund is invested primarily in floating rate instruments, the Fund can be expected to have less interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed rate instruments (other than money market funds and some short term bond funds). Although the income available to the Fund will vary, the Adviser expects that to the extent the Fund acquires interests in floating rate Secured Loans, this may minimize fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Secured Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Secured Loans and other debt obligations, impairing the Fund’s NAV.

The Fund may purchase and retain Secured Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Secured Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Secured Loan.

The Fund may use an independent pricing service or prices provided by dealers to value Secured Loans and other credit securities at their market value. The Fund will use the fair value method to value Secured Loans or other instruments if market quotations for them are not readily available or are deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Direct Assignments.    The Fund may purchase Secured Loans on a direct assignment basis. If the Fund purchases a Secured Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Secured Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such Secured Loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations.    The Fund also may purchase, without limitation, participations in Secured Loans, but does not plan to do so in the normal course. The participation by the Fund in a lender’s portion of a Secured Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.

Mezzanine Loans.    The Fund may invest in certain lower grade securities known as “mezzanine investments” or “mezzanine loans,” which are subordinated debt securities that generally are issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine loans may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine loans typically are seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine loans usually are unsecured and subordinated to other obligations of the issuer.

Unsecured Loans.    The Fund may invest in unsecured loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Distressed Instruments

As part of its investments in fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. Distressed issuers include companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. Also, instruments of distressed issuers generally are more likely to become worthless than the securities of more financially stable issuers. Issuers of such distressed instruments are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates that could affect their ability to make interest, principal, and dividend payments as expected. The risk that a Fund may lose its entire investment in instruments of distressed issuers is greater in comparison to investing in instruments of non-distressed issuers.

The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase, but may end up holding such an instrument as a result of the default by an issuer of an existing fixed income instrument. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Illiquid and Restricted Securities

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid as determined using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board, or a designee of the Board will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities due to the Fund’s inability to sell such securities.

The Fund may not invest more than 25% of its Managed Assets in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity.

Foreign Instruments

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. As a general rule, the country designation for a security for purposes of the Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, the Adviser may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); (iii) the country where the issuer has at least 50% of its assets; or (iv) the country under whose laws the guarantor of the security is organized. The request to change a security’s country designation must be approved by the Fund’s Treasurer and the Fund’s Chief Compliance Officer.

Some foreign securities may be less liquid and more volatile than securities of comparable United States issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Many companies have diverse operations, with products or service in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign securities may trade on days when the Common Shares are not priced and traded, NAV can change at times when Common Shares cannot be sold.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. This debt includes the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, the recent sovereign debt crises in Greece and other nations in Europe present risks to the Fund’s investments in government debt and may have a negative impact on securities markets as a whole.

Certain of the Fund’s investments in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund (as measured in U.S. dollars) will be affected by changes in exchange rates.

Generally, the Fund’s currency exchange transactions will be conducted on a spot basis (i.e., cash) at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions generally will be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See “Risks—Foreign Currency Risk.”

Emerging Market Investments

The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe, but may be in other regions as well. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities and currency markets of the United States and other developed foreign markets and disclosure and regulatory standards in many respects are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Government enforcement of existing securities regulations may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. An investment in emerging market securities should be considered speculative. See “Risks—Emerging Markets Risk” and “Risks—Foreign Currency Risk.”

Derivatives

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage. The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options and options on futures, as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e., cash), put and call options on foreign currencies and interest rate swaps.

Total Return Swaps.    Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, if the Fund is a total return swap buyer (receiver), then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is a total return swap seller (payer), it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Credit Default Swaps.    The Fund may enter into credit default swaps as a buyer or seller. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to sell protection under the swap and be “long” on a third party’s credit risk and the other party (the “buyer”) to purchase protection under the swap and be “short” on the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference instrument. In exchange, the buyer typically has the right upon a credit event on the underlying instrument to deliver the instrument to the seller in exchange for the instrument’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes are preferable to actually purchasing the security. The Fund may be a party to credit default swaps referencing a single security, a group of securities or an index. If the underlying assets of a credit default swap bought by the Fund are corporate fixed income instruments (including groups or indexes of such instruments), the market value of the credit default swap will be treated as a fixed income corporate credit investment for purposes of the Fund’s investment strategy to invest at least 80% of its Managed Assets in such investments. The Fund may sell credit default swaps. As a seller of credit default swaps, the Fund would be able to express a positive credit view on a particular instrument without actually purchasing the asset. The Fund would be entitled to receive payments from the buyer of the swap but would be obligated to pay the notional value of the swap upon the occurrence of any credit event. As the seller of credit default swaps, the Fund would incur effective leverage.

Interest Rate Transactions.    The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. While these instruments are presently traded primarily in the over-the-counter market, they may soon become subject to the exchange-trading and clearing requirements promulgated by U.S. and foreign regulations. The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter derivatives since a clearing organization becomes substituted for the counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Foreign Currency Transactions.    The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market.

Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge, denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Other Derivative Investments.    For a description of other derivatives the Fund may invest in, including futures and options, see “Investment Policies and Techniques—Other Portfolio Contents—Derivatives” in the SAI.

Counterparty selection.    The Adviser has adopted procedures pursuant to which it regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved pursuant to the procedures of the Adviser. The factors required to be considered by the procedures when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

Regulatory Developments.    The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of OTC derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and CFTC to establish new regulation with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures and swaps (other than security-based swaps) will continue to be regulated by the CFTC. All security-based swaps will be regulated by the SEC. Specifically, the CFTC and SEC are required to mandate by regulation that, under certain circumstances, certain derivatives, previously traded OTC, be executed in a regulated market and settled through a central clearing house. The Dodd-Frank Act also requires the CFTC and the SEC, in consultation with banking regulators, to establish capital requirements, as well as requirements for margin on uncleared derivatives. All swap transactions are to be reported to a swap data repository. In addition, the CFTC and the SEC continue to implement the current regulatory requirements applicable to OTC derivatives, and it is not certain at this time how the regulators may change those requirements.

In 2012, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator available to registered investment advisers. Under those amendments, to the extent the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If the Fund’s investments in derivative instruments regulated by the CFTC exceed the thresholds above and the Adviser fails to otherwise qualify for an exemption from registration as a commodity pool operator and/or commodity trading advisor, the Adviser will become subject to additional reporting, recordkeeping and disclosure requirements, which may result in increased expenses to the Fund. In addition, the Fund’s ability to use derivatives may be limited by tax considerations. See “Tax Matters.”

Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Equity Securities

From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise when the Borrower or issuer defaults or enters reorganization proceedings and such Borrower or issuer offers and the Fund agrees to accept equity securities in lieu of cash repayment of the principal and any outstanding interest on the fixed income security. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income securities. Common stock represents an equity ownership interest in a company. Historically, common stock has been subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may invest in securities that have not been registered for public sale in the United States or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. In addition, the Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Temporary Strategies; Invest-Up Period

During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that economic or market conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily depart from its investment strategy. During these periods, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S.

government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; fixed time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. The Adviser expects to fully invest the net proceeds of this offering within 60 days from the completion of the offering, subject to market conditions.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit.    Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits.    Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers’ Acceptances.    Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Other Investment Techniques

Credit-Linked Notes

The Fund may invest up to 10% of its Managed Assets in credit-linked notes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of a reference entity. Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference entity and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Investment Policies

Credit Ratings and Unrated Instruments

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings by S&P, Moody’s and Fitch assigned to debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of instruments. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of an instrument pays a rating agency for the analysis of its instrument, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell an instrument when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt instrument may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to instruments on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated instruments (instruments which are not rated by a rating agency) if the Adviser determines that the instruments are of comparable quality to rated instruments that the Fund may purchase. Unrated instruments may be less liquid than comparable rated instruments and involve the risk that the Adviser may not accurately evaluate the instrument’s comparative credit rating. Because the Fund primarily invests in high yield and/or unrated instruments, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated instruments. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

The Fund is not required to dispose of an instrument in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an instrument, the Adviser may consider such factors as the Adviser’s assessment of the credit quality of the issuer of such instrument, the price at which such instrument could be sold and the rating, if any, assigned to such instrument by other rating agencies.

Percentage Limitations

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets after purchase.

Segregation and Cover Requirements

Certain portfolio management techniques, such as entering into total return swaps or credit default swaps or securities lending may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act; however, it would still be considered effective leverage with regard to the Fund’s limit on effective leverage of 25% of Managed Assets and the overall leverage limitation of 40% of Managed Assets. The Fund may cover such transactions using other methods currently, or in the future, permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. In cases where the Fund does not cover such transactions, such instruments may be considered senior securities and the Fund’s use of such instruments must comply with the restrictions on senior securities under the 1940 Act. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

Active and frequent trading may arise when the Adviser deems it in the Fund’s best interest to redirect its investment focus from one type of fixed income instrument to another. Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

LEVERAGE

The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund currently intends to incur structural leverage of up to 33 1/3% of its Managed Assets through bank borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with                                         . [The Fund’s maximum commitment amount will be $            .] Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add structural leverage to its portfolio. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by Common Shareholders.

The Fund also may incur effective leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions. The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The leverage generally would have complete priority upon distribution of assets over the Common Shares. The timing of any leverage and the terms of the leverage would be determined by the Fund’s Board. The Fund expects to invest the proceeds derived from any leverage in securities consistent with the Fund’s investment objective and policies.

The rights of lenders to the Fund to receive interest on and repayment of principal of any borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund intends to repay the borrowings.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 300% asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares, if any, issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, if the Fund is a total return swap buyer (receiver), then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. Because the Fund would receive the return on the assets without having to purchase the assets, this results in a form of leverage.

If the Fund is a total return swap seller (payer), it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset. Because the Fund would receive returns without directly investing in the underlying security, this results in a form of leverage.

In a securities lending program, the Fund would lend debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Fund would then reinvest the cash collateral received from the counterparty in accordance with the Fund’s investment objective, resulting in a form of leverage.

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

If preferred shares are issued, they likely would pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. In addition, the fees paid to the Adviser are borne exclusively by Common Shareholders. The Fund’s leveraging strategy may not be successful.

Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal circumstances, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The use of leverage creates risks and involves special considerations. See “Risks—Leverage Risk.”

The Fund intends to manage certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the notional value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3 % of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities.

Section 18(a) of the 1940 Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund’s asset coverage is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such preferred shares in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has any preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and any holders of preferred shares voting together as a single class. In the event the Fund failed to pay dividends on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowings, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require detrimental dispositions of Fund securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks—Leverage Risk.” Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33 1/3% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected interest rate of .95%. The Common Shares must experience an annual return of .32% in order to cover interest payments on bank borrowings.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	-15.48%	-7.98%	-.48%	7.03%	14.53%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any dividends on preferred shares, if any) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently acts as an investment adviser for managed accounts and numerous open-end registered investment companies. The Common Shares have no history of public trading.

Market Discount Risk

Common shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. If you sell your Common Shares, the price received may be more or less than your original investment. NAV will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments owned by the Fund, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The Fund also may use leverage, which would magnify the Fund’s investment, market and certain other risks. See “—Leverage Risk.”

Fixed Income Instruments Risk

Under normal circumstances, the Adviser expects the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however the Fund also may invest in debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Fixed income instruments are particularly susceptible to the following risks:

Duration Risk.    Duration measures the time-weighted expected cash flows of a fixed income security, which can determine its sensitivity to changes in the general level of interest rates. Fixed income securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. As the value of a fixed income security changes over time, so will its duration.

Extension Risk.    When interest rates rise, certain obligations such as asset-backed securities will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Issuer Risk.    The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, effective leverage and reduced demand for the issuer’s goods and services.

Interest Rate Risk.    The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for instruments with longer maturities because such instruments do not mature, reset interest rates or become callable for longer periods of time. In general, if prevailing interest rates change by 1%, a fixed income instrument’s value will change by 1% multiplied by each year of duration. For example, if a fixed income instrument has a duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, such instrument can be expected to rise about 3% if interest rates fall by 1%. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share price or its overall return.

Spread Risk.    Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance. See “The Fund’s Investments—Portfolio Composition—Bonds.”

Risk of NAV Erosion.    Under current market conditions, the Fund expects that it will buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out such a security’s entire coupon in the Fund’s dividends, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity. Similarly, the Fund will be subject to such NAV erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (“call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to NAV erosion. This NAV erosion could reduce the total return to Common Shareholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to stockholders for U.S. federal income tax purposes. However, the Fund generally does not intend to elect to amortize premium on purchased securities, and in the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Common Shareholders as interest income and will not be treated as a return of capital.

Below Investment Grade Instruments Risk

The Fund will invest primarily in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments that are, at the time of purchase, rated below investment grade quality. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. It is likely that an economic recession could affect adversely the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and disrupt severely the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Common Shares, both in the short-term and the long-term.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the Fund to meet its objective depends more on the Adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a non-diversified investment fund and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer or in several issuers than a “diversified” fund. See “The Fund’s Investments—Portfolio Composition—Below Investment Grade Instruments” and “Risks—Non-Diversification Risk.”

Loan Risks

Secured Loans Risk.    As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Secured Loans the Fund will invest in are usually rated below investment grade or also may be unrated. Although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with such Secured Loans are similar to the risks of below investment grade instruments. See “Risks—Below Investment Grade Instruments Risk.” Additionally, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk and below investment grade instruments risk.

Although the Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal.

The Fund may invest in second-lien secured loans, which are second in right of payment to one or more senior secured loans of the related Borrower. Second-lien secured loans generally are subject to similar risks associated with investment in senior secured loans and other lower grade debt securities. However, because second-lien secured loans are second in right of payment to senior secured loans, second-lien secured loans are subject to the additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior obligations of the Borrower. Second-lien secured loans are expected to have greater price volatility and exposure to losses upon default than senior secured loans and may be less liquid.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on Secured Loans. In addition, any future similar developments could, in turn, reduce the value of securities the Fund owns.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Secured Loan. To the extent that a Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Secured Loans, the availability of Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected.

The Fund will typically acquire Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Secured Loan and with regard to any associated collateral.

The Fund may, but will not typically, invest in a Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Mezzanine Loan Risk.    Mezzanine loans are subject to the same risks associated with investment in Secured Loans and other lower grade income securities. However, mezzanine loans may rank lower in right of payment than any outstanding Secured Loans, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the Borrower. Mezzanine loans are expected to have greater price volatility and exposure to losses upon default than Secured Loans and may be less liquid.

Unsecured Loan Risk.    The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in Secured Loans; however subordinated or unsecured loans are lower in priority of payment to Secured Loans and are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than Secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

Credit Risk

Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. Because the Fund primarily invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments.

Leverage Risk

The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund’s total leverage, through structural leverage and effective leverage, will not exceed 40% of the Fund’s Managed Assets. See “Leverage.” The Fund currently intends to borrow money from banks and other financial institutions in an initial amount up to approximately 33 1/3% (as determined immediately after borrowing) of the value of its Managed Assets (including the amount borrowed). The Fund also may gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements. The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would periodically be reset.

The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that the Fund’s leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•

when the Fund uses leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase operating costs, which may reduce total return.

The Fund may continue to use leverage if the Adviser believes the benefits to the Common Shareholders of maintaining the leveraged position outweigh any current reduced return, but the Fund expects to reduce, modify or cease its leverage if the Adviser believes the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, securities in the Fund’s portfolio might not be able to be liquidated quickly enough to pay off the margin debt and the Fund might suffer mandatory liquidation of pledged securities in a declining market at relatively low prices, thereby incurring substantial losses.

Derivatives Risk

The Fund may enter into transactions in derivatives for investment, hedging or leverage purposes. The Fund’s derivative investments have risks, including:

Counterparty Risk.    If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Leverage Risk.    Certain of the derivative investments in which the Fund may invest will give rise to forms of effective leverage, which may magnify the risk of owning such instruments. See “Risks—Leverage Risk.”

Illiquidity Risk.    Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. See “Risks—Liquidity Risk.”

Correlation Risk.    Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gains in the value of the underlying assets in the Fund’s portfolio.

The primary risks of derivative instruments are risk of the loss of principal, high volatility, illiquid markets, counterparty risk and credit risk. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Implementation of the provisions of the Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives used by the Fund.

Regulatory Risk.    The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the CFTC to establish regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures and swaps (other than security-based swaps) will continue to be regulated by the CFTC. All security-based swaps will be regulated by the SEC. Security-based swap agreements, which include swaps on a broad-based securities index, also will be subject to the SEC’s anti-fraud, anti-manipulation and insider trading jurisdiction. However, securities futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction.

Specifically, the SEC and CFTC are required to mandate by regulation, under certain circumstances, that certain derivatives, previously traded OTC, be executed in a regulated market and settled through a central clearing house. The Dodd-Frank Act also requires the CFTC and the SEC, in consultation with banking regulators, to establish capital requirements, as well as requirements for margin on uncleared derivatives. All swap transactions are to be reported to a swap repository.

Swap Risk

The Fund may invest in credit default swaps and total return swaps. Such transactions are subject to high volatility risk, market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See “Risks—Derivatives Risk.” The risk of loss when the Fund buys protection is the contractual obligation to make a stream of payments to the swap counterparty. If however, the Fund sells protection, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. Generally in a total return swap, if the Fund is a total return swap buyer (receiver), then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is a total return swap seller (payer), it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Liquidity Risk

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities. Investing in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of a restricted security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Fund’s clearing broker and central clearing counterparty risk

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Valuation Risk

Unlike publicly traded common stocks that trade on national exchanges, there is no central place or exchange for fixed income instruments or loans to trade. Fixed income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund’s books.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Other Investment Company Risk

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and the rules thereunder. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in also may use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater volatility.

Conflicts of Interest Risk

The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund. The Adviser and its affiliates engage in a wide array of portfolio management and other asset management services to a mix of clients. In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

The Adviser may buy or sell for one client account securities of the same kind or class that are purchased or sold for another at prices that may be different and also may, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. See “Management of the Fund—Conflicts of Interest” in the SAI.

Dependence on Key Personnel Risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund also may depend on the experience and expertise of such individuals.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any period of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Foreign Instruments Risk

The Fund may invest up to 100% of its Managed Assets in U.S. dollar denominated, and/or foreign currency denominated, fixed income instruments and securities issued by foreign issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.

Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund’s investments in foreign markets will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Foreign Sovereign Debt Risk

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing financial instability of Europe, which began in Greece and has had an impact on various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The cost of servicing external debt also generally will be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold.

Emerging Markets Risk

The Fund may invest up to 25% of its Managed Assets in securities of issuers in emerging market countries. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk

Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Distressed Instruments Risk

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in corporate fixed income instruments of distressed issuers. While the Fund may not invest in issues (such as secured debt issues and/or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund is invested in distressed securities, its ability to achieve current income for its Common Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Credit-Linked Notes Risk

The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference entity. The notes are usually issued by a SPV that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated and there may be a complete loss on the note.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities. See “The Fund’s Investments—Other Investment Techniques—Credit-Linked Notes.”

Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Fund does not cover such leveraged transactions, such instruments may be considered senior securities and the Fund’s use of such leveraged transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Income Risk

The income the Common Shareholders receive from the Fund is based primarily on the interest and dividends the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates to the Common Shareholders could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase, and this will be magnified when the Fund is utilizing leverage.

Equity Securities Risk

From time to time the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Equity securities may fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The Fund frequently may be aware of material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while aware of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations generally will be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Mortgage Corporation (“Freddie Mac”). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer or in several issuers than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See “The Fund’s Investments” and “Tax Matters.”

Recent Developments

The U.S. credit markets have in the recent past experienced extreme volatility and market disruption. Although the U.S. market is not currently experiencing disruption, extreme volatility or market disruption may occur in the future. In addition, the European credit markets have in the recent past experienced extreme volatility and may experience such volatility in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. Issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain issuers may, due to macroeconomic conditions, be unable to repay the obligations under their fixed income securities during periods of extreme volatility or market disruption. An issuer’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the security and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The recent market instability could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

In addition, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Additional downgrades by S&P, or a downgrade by another NRSRO, could increase volatility in both stock and bond markets, result in higher interest rates and higher U.S. Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally.

These developments may increase the volatility of the value of fixed income instruments and other investments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Common Shareholders. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Common Shares.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world are likely to have a substantial effect on market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and NAV of the Common Shares.

High yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than higher rated securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. If the Adviser determines that it is in the Fund’s best interests to shift the focus of its investments from one type of fixed income security to another, the Fund’s portfolio turnover rate during such a shift may be very high. High portfolio turnover results in greater transactional expense for the Fund and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See “The Fund’s Investments—Investment Policies—Portfolio Turnover” and “Tax Matters.”

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, the European Central Bank and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives, in ways that are unforeseeable. Issuers of fixed income instruments held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation also may change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit or delay the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund is governed by its Board, which currently is comprised of eight individuals. The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

The Fund is managed by the Adviser, subject to the authority of the Board. The Adviser is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an SEC-registered investment adviser with approximately $56 billion in assets under management as of December 31, 2012 and serves as the investment manager and as such provides investment advice to and supervises the investments for Ivy Funds, an open-end investment management company that currently consists of 34 separate series. The Adviser is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Investment Team

Set forth below is information regarding the portfolio manager at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund. In addition to Mr. Krug, other members of the Adviser’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund’s investments.

Bryan C. Krug, the portfolio manager of the Fund, joined Waddell & Reed Investment Management Company (“WRIMCO”), an affiliate of the Adviser, in 2001 as a high yield investment analyst and continues to support the high-yield investment team in this capacity. He is Senior Vice President of the Adviser and WRIMCO and Vice President of Ivy Funds. Mr. Krug earned a BS in finance from Miami University, Richard T. Farmer School of Business. He is a Chartered Financial Analyst.

Additional information about the portfolio manager’s compensation, other accounts managed by him and the portfolio manager’s ownership of securities is provided in the SAI.

Investment Management Agreement

The Adviser provides services to the Fund pursuant to an investment management agreement between the Fund and the Adviser (the “Management Agreement”). Under the Management Agreement, subject to the supervision and direction of the Fund’s Board, the Adviser will, among other duties, manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Fund’s Management Agreement will continue in effect, unless otherwise terminated, until [ , 2014], and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Board of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent trustees”) with such independent trustees casting votes in person at a meeting called for such purpose. The Fund’s Management Agreement provides that the Adviser may render services to others. The Fund’s Management Agreement is terminable without penalty upon 60 days’ written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the 1940 Act) or by a vote of a majority of the Board, or by the Adviser on not less than 120 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s Management Agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The Fund has agreed to pay the Adviser a management fee at an annual rate equal to 1.00% of the average daily value of the Fund’s Managed Assets. For purposes of this calculation, the liquidation preference of preferred shares, if issued, would not be a liability or permanent equity. During periods when the Fund is using leverage the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets.

A discussion regarding the basis for the initial approval of the Management Agreement by the Board will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Control Persons

A control person is a person who, either directly or indirectly, beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund, and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund is open for business every day the NYSE is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m., Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or sell the Fund’s shares.

In the calculation of the Fund’s NAV:

•

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

•

The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

•

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

•	Short-term debt securities are valued at amortized cost, which approximates market value.

•	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

•	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. The Fund also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Fund has retained a third-party pricing service (the “Service”) to assist in fair valuing foreign securities and foreign derivatives (collectively, “Foreign Securities”), if any, held in the Fund’s portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where the Adviser, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, the Adviser may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and the Adviser regularly monitors and reports to the Board, the Service’s pricing of the Fund’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or selling shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. There is no assurance that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities.

DISTRIBUTIONS

Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and preferred shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. Certain of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes. Shareholders who periodically receive the payment of a dividend or other distribution that may in part consist of a return of capital may be under the impression that the entire distribution consists of net profits when it does not, and should not assume the source of a distribution from the Fund is net profits.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and Managed Assets and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV and Managed Assets.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the 1940 Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot be finally determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares. When you sell your Common Shares, the amount, if any, by which your sales price exceeds your basis in the Common Shares is gain subject to tax. Because a return of capital reduces your basis in the Common Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell such shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s basis in such shareholder’s shares, the excess will be treated as gain from a sale or exchange of the Common Shares. See “Tax Matters.”

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional Common Shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the NAV per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the NAV per share at the close of trading on the NYSE on the determination date and (b) 95% of the market price of the Common Shares on the determination date.

(2) If 98% of the NAV per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date and (b) 95% of the then-current market price per share.

Common Shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of Common Shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Shares held for you under the DRIP and cash for any fractional share of Common Shares. You may elect to notify the DRIP Agent in advance of such termination to have the DRIP Agent sell part or all of your Common Shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

DESCRIPTION OF SHARES

The following description is based on relevant portions of Delaware law, the Declaration of Trust and the bylaws of the Fund (“Bylaws”). This summary is not necessarily complete, and the Fund refers you to Delaware statutory trust law and the Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Fund’s authorized shares consist of an unlimited number of shares of beneficial interest, $.001 par value per share, all of which are initially classified as Common Shares. There is currently no market for Common Shares, and the Fund can offer no assurances that a market for Common Shares will develop in the future. It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “IVH.” There are no outstanding options or warrants to purchase the Fund’s shares. No shares have been authorized for issuance under any equity compensation plans. Under Delaware law, the Fund’s Common Shareholders generally are not personally liable for the Fund’s debts or obligations.

The Board may, without any action by the Common Shareholders, from time to time increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Although the Fund has no present intention of doing so, the Fund could issue a class or series of shares that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the Common Shareholders’ best interest.

Common Shares

General.    All Common Shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of Common Shares if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor.

The yield on Common Shares will likely vary from period to period depending on factors, including, but not limited to, the following:

•	market conditions;

•	the timing of the Fund’s investments;

•	the securities comprising the Fund’s portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of structural leverage by the Fund;

•	the effects of structural leverage on Common Shares;

•	the timing of the investment of proceeds from this offering and proceeds from structural leverage; and

•	the Fund’s net assets and operating expenses.

Consequently, the Fund cannot guarantee any particular yield on Common Shares, and the yield for any given period is not an indication or representation of future yield on Common Shares.

Limitations on Distributions.    So long as senior securities representing indebtedness are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) the Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding indebtedness would be at least 300% and (3) the assets in the Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to distributions.

If any preferred shares are outstanding, holders of Common Shares or other shares will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred shares, (2) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred shares, (3) the Fund’s asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200%, (4) the assets in its portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such distributions. See “Leverage.”

Liquidation Rights.    Common Shareholders are entitled to share ratably in the assets legally available for distribution to Common Shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Common Shares, including preferred shares (if any).

Voting Rights.    Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of Common Shareholders, including the election of Trustees. The presence of the holders of Common Shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of Common Shareholders. The Declaration of Trust provides that, except as otherwise provided in the Bylaws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of Common Shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and Bylaws, the Board may amend the Bylaws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Fund normally will be required to hold an annual meeting of Common Shareholders in each fiscal year. If the Fund is converted into an open-end company or if for any reason the shares no longer are listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of Common Shareholders), the Fund may amend the Bylaws so that the Fund is not otherwise required to hold annual meetings of Common Shareholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of Common Shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s Common Shares (calculated within 48 hours of the Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding Common Shareholders. Any sale of Common Shares by the Fund will be subject to the requirements of the 1940 Act.

Preferred Shares

The Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of its leverage strategy; however, the Fund presently does not anticipate issuing preferred shares. In the event the Fund was to issue preferred shares, it would be subject to a 200% asset coverage requirement.

Prior to issuance of shares of each class or series, the Board is required by the Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred shares must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Declaration of Trust. The Board, without the approval of the Common Shareholders may authorize an offering of preferred shares, and may fix the terms of the preferred shares to be offered.

CERTAIN P ROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust.    The Declaration of Trust includes provisions that could have the effect of limiting or delaying the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with its normal operations. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case, normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Classified Board.    Under the Declaration of Trust, upon the closing of this offering, the Board will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in 2014 and the terms of the second and third classes will expire in 2015 and 2016, respectively, and when their successors are duly elected and qualified. At each annual meeting of its Common Shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Common Shareholders held in the third year following the year of their election. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board may render a change in control of the Fund or removal of its incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of its management and policies.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a “closed-end fund”). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if Common Shareholders wish to sell Common Shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as structural leverage.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Common Shares trading at a price equal or close to NAV per share.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and, as a result, its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because Common Shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund’s Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, if at any time the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board must comply with the Exchange Act, the 1940 Act and the rules and regulations of the NYSE.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares, if any are outstanding, and to any amounts borrowed.

TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. The additional Common Shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Common Shares (including upon dissolution of the Fund) will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Tax Matters—Distributions” in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Under current law, this withholding tax will not apply to “interest-related dividends” and “short-term capital gain dividends” to the extent that the dividends paid are out of earnings that would not have been subject to such withholding tax had they been received directly by the non-U.S. shareholder. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

If a shareholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such shareholder may be subject to backup withholding on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders.

Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of the Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated May , 2013 each underwriter named below, for which                             ,                              and                              are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares
[Additional Underwriters]

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all of the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.60 per Common Share. The sales load investors in the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. After the initial public offering, the concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2013.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional Common Shares.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$

The expenses of the offering are estimated at $.04 per Common Share and are payable by the Fund. Offering expenses paid by the Fund may include reimbursement to the Adviser or its affiliates for expenses incurred in connection with the offering. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) the offering expenses of the Fund (other than the sales load) to the extent that offering expenses (other than the sales load) exceed $.04 per Common Share.

Option to Purchase Additional Common Shares

The Fund has granted the underwriters an option to purchase up to                              additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus. If the underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the option to purchase additional Common Shares described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Adviser (and not the Fund) has agreed to pay from its own assets to                              a structuring fee for advice relating to the design and organization of the Fund, as well as for services related to the sale and distribution of the Common Shares in an amount equal to 1.25% of the total price to the public of the Common Shares sold in this offering. The total amount of these structuring fee payments to                              will not exceed 1.25% of the total price to the public of the Common Shares sold in this offering.

The Adviser (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

The Adviser (and not the Fund) has agreed to pay to each of                             ,                             and                              from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $            , $             and $            , respectively. If the option to purchase additional Common Shares is not exercised, the structuring fee paid to                                ,                              and                              will not exceed         %,         % and         %, respectively, of the total price to the public of the Common Shares sold in this offering.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the fees and disbursements of counsel to the underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Common Shares.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of                 is                     . The principal place of business of                 is                     . The principal business address of                 is                     .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be The Bank of New York Mellon located at One Wall Street, New York, New York 10286. Computershare Trust Company, N.A. located at P.O. Box 43078, Providence, Rhode Island 02940-3078, will serve as the Fund’s transfer agent and DRIP agent, and Computershare, Inc. will serve as the dividend paying agent with respect to the Common Shares.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Chicago, IL.              advised the underwriters in connection with the offering of the Common Shares. K&L Gates LLP may rely as to certain matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Until              (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligations to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

            Shares

Ivy High Income Opportunities Fund

Common Shares

$20.00 per Share

PROSPECTUS

                    , 2013

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2013

IVY HIGH INCOME OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Ivy High Income Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history.

This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares of the Fund (“Common Shares”), and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the prospectus dated                 , 2013 may be obtained without charge by calling 800.777.6472. You also may obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                 , 2013.

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INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1) borrow money except as permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the Securities and Exchange Commission’s (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(2) engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(3) lend money or other assets, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(4) issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(5) purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(6) purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (2) above, a technical provision of the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in subparagraph (2) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

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With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (4) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, total return swaps or securities lending may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment or exposure, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement (described below) otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Section 18(a) of the 1940 Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of the liquidation value of its outstanding preferred shares plus its outstanding liabilities and indebtedness. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In selecting the preferred shares to be redeemed, in the event that less than all the outstanding shares of a series of preferred shares are to be redeemed and there is more than one holder of such preferred shares, the shares of that series of preferred shares to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable. The Board of Trustees of the Fund (the “Board”) represents the interests of both the holders of the Common Shares and holders of the Fund’s preferred shares, if any, and this dual representation may result in conflicts.

The 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowings, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act.

For purposes of applying the limitation set forth in subparagraph (7) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance largely would be dependent on that industry’s performance. The Fund considers the issuer of a first- or second-lien secured loan (a “Secured Loan”) purchased by assignment to be the “Borrower” and the issuer of a Secured Loan purchased by participation to be both the Borrower and the party selling the participation.

When used with respect to particular shares of the Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Fund disclosed herein and in the Fund’s prospectus are non-fundamental policies which may be changed by the Board of the Fund without shareholder approval.

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Non-Fundamental Restrictions

The Fund’s (1) investment objective and (2) policy to invest under normal circumstances, at least 80% of its Managed Assets (as defined below) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics are not fundamental and may be changed by the Board without the approval of the holders of a majority of the outstanding Common Shares or preferred shares, if any. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund will provide shareholders with at least 60 days’ written notice prior to changing either of the Fund’s investment objective or 80% policy noted above. The notice requirements and 80% policy noted above were adopted in the best interests of shareholders and not pursuant to regulatory requirements.

With respect to the Fund’s investments, any subsequent change in a rating assigned by any rating service to a security (or unrated but judged by the Fund’s investment adviser, Ivy Investment Management Company (“IICO” or the “Adviser”) to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will treat the security as being in the highest rating category.

The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

The percentage limitations applicable to the Fund’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, with respect to the Fund’s use of leverage, the Fund may be required to reduce its leverage in order to maintain the asset coverage requirements of the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus. Prior to March 28, 2013, the Fund was known as the Ivy Credit Opportunities Fund.

Portfolio Contents

Fixed Income Instruments

The Fund’s investments in fixed income instruments may include bonds, loans, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as preferred stock, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments. The Adviser expects most of the fixed income instruments the Fund will purchase to be high yield bonds and/or Secured Loans. Corporate bonds and similar fixed income instruments typically are originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. A trustee typically administers and enforces the fixed income instrument on behalf of the other bond investors. In addition, in secured fixed income instrument offerings, the trustee or another agent holds any collateral on behalf of the bond investors. The Fund may purchase assignments of fixed income instruments either directly from the underwriter or from a bond investor.

An issuer of fixed income instruments must typically comply with the terms contained in an indenture or note purchase agreement between the issuer and the holders of the instruments. These bond agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer. A trustee typically administers the terms of such agreement on behalf of all holders of the instrument.

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Corporate bonds and similar fixed income securities generally are subordinate to any existing securities in the issuer’s capital structure and generally have a lower priority in payment than any outstanding or future loans of the issuer.

Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in securities with higher credit ratings, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Below investment grade securities also may be considered to possess some speculative characteristics by certain rating agencies. Securities with the lowest credit rating face a significantly higher probability of default. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of securities with higher credit ratings.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market for below investment grade securities is typically not as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell such securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, certain obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Secured Loans

Secured Loans typically hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Secured Loans typically have rates of interest which are determined daily, monthly, quarterly, semi-annually or annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily London Inter-Bank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Secured Loan will usually be lower, and when LIBOR is at higher levels, total yield on a Secured Loan will usually be higher. However, many of the Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Secured Loan will not be less than an agreed upon amount.

Secured Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were .30% and the Borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many Secured Loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if LIBOR were .30% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same Secured Loan had a LIBOR floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that LIBOR was currently at .30%, thereby making the interest rate paid the Borrower 4.00% (1.50% LIBOR floor base rate plus 2.50% fixed spread). During periods when LIBOR is greater than the LIBOR floor, the LIBOR floor would have no impact on the interest rate paid by the borrower. Not all Secured Loans have LIBOR floors and this feature is a relatively recent development which may not persist in future issuances of Secured Loans.

A Secured Loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Secured Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Secured Loans include primarily senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Secured Loan interests primarily take the form of assignments purchased in the primary or secondary market. Secured Loan interests also may take the form of participation interests in a loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “assignments” from the Agent, an underwriter or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Although the Fund does not expect to in the normal course, the Fund also may invest in “participations.” Participations by the Fund in a Loan Investor’s portion of a Secured Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Secured Loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the Borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the Fund may be treated

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as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund only will acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality.

In order to borrow money pursuant to a Secured Loan, a Borrower will, for the term of the Secured Loan, typically pledge collateral, which may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Secured Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Secured Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Secured Loan.

In the process of buying, selling and holding Secured Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Secured Loan it may be required to pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Secured Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Secured Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Loan Investors (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Secured Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Secured Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Secured Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Secured Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Secured Loan. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Secured Loan usually does, but is often not obligated to, notify holders of Secured Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Secured Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Secured Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Secured Loan and other fees paid on a continuing basis. With respect to Secured Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

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A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Secured Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Secured Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Secured Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Secured Loan from free cash flow, as defined above. The degree to which Borrowers prepay Secured Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Secured Loan with the proceeds from the prepayment of the former.

The Fund may make commitments to provide or acquire interests in Secured Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term Secured Loans or the issuance and sale of debt obligations. In the case of bridge commitments, the Fund would typically receive a commitment fee and would typically only fund the bridge loan if other financing was not available to the prospective Borrower. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a Secured Loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Secured Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Secured Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Secured Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Secured Loan. On occasions when such stock cannot be pledged, the Secured Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Secured Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Secured Loans and, indirectly, Secured Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Secured Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Secured Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Secured Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There also are other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Secured Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Secured Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Secured Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Secured Loan. The Fund also may acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Secured Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Secured Loan or would otherwise be consistent with the Fund’s investment policies.

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Variable and Floating Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating rate Secured Loans, variable and floating rate instruments may include, without limitation, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

Illiquid and Restricted Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities the Fund has purchased pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund’s Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investments in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Money Market Instruments

Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest include short-term obligations of the U.S. Government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Yankee Dollar Obligations, Eurobonds, Global Bonds

Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Other Equity Securities

From time to time, the Fund may invest in common stock, preferred stock, convertible securities and other equity securities or warrants. The Fund also may invest in or hold such securities incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer.

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Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, even in cases where dividend payments are contractually fixed, preferred stock dividends may only be payable if declared by the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Rights Offerings and Warrants. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts. The Fund may hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of foreign securities.

Cash Equivalents and Short-Term Debt Securities

The Fund may invest in cash equivalents and short-term debt securities and may invest up to 100% of its Managed Assets in such investments for temporary defensive purposes or during the period the Fund is investing the proceeds of this offering. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by

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its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury (“Treasury”) preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth at least through 2012. While the Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury, or Federal Housing Finance Authority initiatives will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade. The Fund’s investments for temporary defensive purposes in securities issued by Federal Home Loan Banks, Fannie Mae and Freddie Mac may ultimately lose value. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Portfolio Contents

Derivatives

General Limitations on Futures and Options Transactions. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of over-the counter (“OTC derivatives”), including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and CFTC to establish new regulation with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures and swaps (other than security-based swaps) will continue to be regulated by the CFTC. All security-based swaps will be regulated by the SEC. Specifically, the CFTC and SEC are required to mandate by regulation that, under certain circumstances, certain derivatives, previously traded OTC, be executed in a regulated market and settled through a central clearing house. The Dodd-Frank Act also requires the CFTC and the SEC, in consultation with banking regulators, to establish capital requirements, as well as requirements for margin on uncleared derivatives. All swaps transactions are to be reported to a swap data repository. In addition, the CFTC and the SEC continue to implement the current regulatory requirements applicable to OTC derivatives, and it is not certain at this time how the regulators may change those requirements.

The Fund will claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and the regulations thereunder. The Adviser will be subject to registration or regulation as a commodity trading advisor under the CEA unless an exemption applies.

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In 2012, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator available to registered investment advisers. Under those amendments, to the extent the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If the Fund’s investments in derivative instruments regulated by the CFTC exceed the thresholds above and the Adviser fails to otherwise qualify for an exemption from registration as a commodity pool operator and/or commodity trading advisor, the Adviser will become subject to additional reporting, recordkeeping and disclosure requirements, which may result in increased expenses to the Fund. In addition, the Fund’s ability to use derivatives may be limited by tax considerations. See “Tax Matters.”

Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund may sell futures as an offset against the effect of expected declines in securities prices and purchase futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded

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on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” under the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it also may be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is “long” under the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is “short” under the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying securities are not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges also may have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract also may open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements, including total return swaps and credit default swaps. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates, where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and may be structured to include exposure to a variety of different types of investments, including individual securities, groups of securities or indices.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the reference security, securities or indices or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party unless otherwise agreed by the parties. The Fund may be

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able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund’s records with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund’s records with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Foreign Currency Hedging Strategies — Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro) and forward foreign currency contracts (forward currency contracts) to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no futures contracts, forward currency contracts, swaps or other derivative investments (“Financial Instruments”) on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment

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security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of Secured Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the loan (the “Buyer”) during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Secured Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is nevertheless still obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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Securities Lending

The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained in the Fund’s custodian account on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The Adviser, as part of its responsibilities under the Management Agreement (as defined below), invests the Fund’s cash collateral in accordance with the Fund’s investment objective and strategies. The Fund pays the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower pays to the Fund, as the lender, an amount equal to any interest or dividends received on the securities lent. The Fund will limit its securities lending to no more than one third of its total assets.

The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and also will reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Fund is governed by its Board, which currently is comprised of eight individuals (“Trustees”). The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and has delegated to them the management of the day-to-day operations of the Fund based on policies adopted by the Board, with general oversight by the Board.

The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Board Structure and Related Matters

Seven members of the Board are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested board member of the Fund. An interested person of the Fund includes any person who is otherwise affiliated with the Fund or a service provider to the Fund, such as the Adviser. The Board believes that having a majority of Independent Trustees is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring management’s corporate and financial viewpoint is an important element in the Board’s decision-making process.

Under the Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and its bylaws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, or until he or she dies, resigns, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board will hold four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also will hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s consideration of the Fund’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure that includes three committees: the Audit Committee, Governance Committee and Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board will annually evaluate its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

The Trustees of the Fund are also trustees of 34 portfolios within the Ivy Funds (the “Ivy Trust”), an open-end management investment company. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Fund, the Ivy Trust and the “Advisors Fund Complex” (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of the Advisors Fund Complex.

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The Trustees of the Fund are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	LENGTH OF TIME SERVED WITH THE FUND AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Since Inception Term – Class III	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	84	Director of Guaranty State Bank & Trust Co. (financial services) (1985 to present); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2010); Trustee of Advisors Fund Complex (49 portfolios overseen)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Since Inception Term – Class I	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	35	None

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Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Since Inception Term – Class I	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Director, Graymark HealthCare (2008 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	84	Director and Shareholder, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewborne Family Support Organization (2006 to present) (non-profit); Trustee of Advisors Fund Complex (49 portfolios overseen)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Since Inception Term – Class I	Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989) including Executive Committee Member (1988-1989); Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Sole Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present)	35	Director, Thomas Foundation for Cancer Research

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Since Inception Term – Class III	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (until 2003); formerly, Dean, Bloch School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	84	Trustee of Advisors Fund Complex (49 portfolios overseen)

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Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 1944	Trustee	Since Inception Term – Class II	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	35	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (29 portfolios overseen); Director, d-bx Target Date Funds; Chairman, CTMG, Inc. (clinical testing)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Since Inception Term – Class II	Retired; formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	35	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit)

Interested Trustee

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment adviser, IICO.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED WITH THE FUND AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Since Inception Term – Class II	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Trustee of each of the funds in the Fund Complex	84	Director of WDR, IICO, WRIMCO, WI Services Company (WISC) and Waddell & Reed, Inc.; Trustee of each of the funds in the Advisors Fund Complex (49 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

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Jarold W. Boettcher

Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to another mutual fund complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Ivy Trust.

James D. Gressett

Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Ivy Trust.

Joseph Harroz Jr.

Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Ivy Trust.

Henry J. Herrmann

Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Ivy Trust.

Glendon E. Johnson, Jr.

Mr. Johnson practiced law for over thirty years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee of the Ivy Trust.

Eleanor B. Schwartz

Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A degree from Georgia State University. Ms. Schwartz also serves as a board member to another mutual fund complex. The Board concluded that Ms. Schwartz is suitable to act as Trustee because of her extensive academic background, her service on other corporate and charitable boards and the length of her service as a Trustee to the Ivy Trust.

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Michael G. Smith

Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Ivy Trust.

Edward M. Tighe

Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Ivy Trust.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY OFFICER
Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 1964	Vice President Secretary	Since Inception Since Inception	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)	84

Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	Since Inception	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)	84

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 1968	Vice President Chief Compliance Officer	Since Inception	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex	84

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 1965	Vice President General Counsel Assistant Secretary	Since Inception	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)	84

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	Since Inception	Assistant Secretary of each of the funds in the Fund Complex (2012 to present)	84

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Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm.

The Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of the Adviser and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Glendon E. Johnson, Jr. (Chair), Eleanor B. Schwartz and Michael G. Smith.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC, the accounting and administrative services agent for funds in the Ivy Trust, and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, discount risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and will periodically review, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also will oversee risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.

Senior officers of the Fund, senior officers of the Adviser and its affiliated companies (collectively, “Waddell & Reed”), and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also will regularly receive reports from the Adviser with respect to the investments and securities trading of the Fund, reports from Fund management personnel regarding valuation procedures and reports from the Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Waddell & Reed, the Board also will receive reports regarding other service providers to the Trust, either directly or through Waddell & Reed or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board will receive a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board will receive reports, presentations and other information from Waddell & Reed.

Senior officers of the Fund and senior officers of Waddell & Reed also will report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. Waddell & Reed compliance personnel also report regularly to the Audit Committee. In addition, the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees will meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

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Ownership of Shares

[The following tables provide information regarding shares of the Fund and other investment companies overseen by the Trustees within the same family of investment companies beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). A Trustee may elect to defer a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Ivy Trust. The amounts listed below as “owned” shares include any shares deemed invested by a Trustee.

Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund and the Ivy Trust
Jarold W. Boettcher	None
James D. Gressett	None
Joseph Harroz, Jr.	None
Glendon E. Johnson, Jr.	None
Eleanor B. Schwartz	None
Michael G. Smith	None
Edward M. Tighe	None

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund and the Ivy Trust
Henry J. Herrmann	None

At the Fund’s request, the Underwriters have agreed to reserve less than 1% of the Common Shares for sale in this offering to certain affiliated purchasers at the offering price of $20.00 per share.]

Compensation

The fees and expenses of the trustees of the Fund, including for the Fund’s organizational meeting, are paid by the Fund. It is estimated under current compensation arrangements that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s first full fiscal year. The current compensation arrangements are subject to review from time to time based on, among other things, the complexity and number of funds in the Fund Complex and their aggregate asset level.

Independent Trustees	Estimated Compensation from the Fund(1)	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members
Jarold W. Boettcher
James D. Gressett
Joseph Harroz, Jr.(2)

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Glendon E. Johnson, Jr.
Eleanor B. Schwartz
Michael G. Smith
Edward M. Tighe

Interested Trustee	Estimated Compensation from the Fund(3)	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members
Henry J. Herrmann

(1)	Based on the estimated aggregate compensation to be earned by the Independent Trustees for the period ending[ ], representing the Fund’s first fiscal year, for services to the Fund.
(2)	[Mr. Harroz receives an additional fee for his services as Independent Chair of the Board.] For 2012 and 2013, this fee is $[37,250], assuming that the Board meets four times during the year.
(3)

Based on the estimated compensation to be paid (including any amounts deferred) for the Fund’s first fiscal year for services to the Fund Complex. No pension or retirement benefits have been accrued as a part of Fund expenses.

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$
James D. Gressett
Joseph Harroz, Jr.
Glendon E. Johnson, Jr.
Eleanor B. Schwartz
Michael G. Smith
Edward M. Tighe

The officers, as well as Mr. Herrmann, are paid by the Adviser or its affiliates.

The Adviser

The Fund has entered into an Investment Management Agreement (“Management Agreement”) with the Adviser, a subsidiary of Waddell & Reed Financial, Inc. Under the Management Agreement, the Adviser is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates the Adviser to make investments for the account of the Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to regulated investment companies (“RICs”), subject to policy decisions adopted by the Board. The Adviser also determines the securities to be purchased or sold by the Fund and places the orders.

The Management Agreement will continue in effect, unless otherwise terminated, until                    , 2014, and then will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities

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of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice by the Fund to the Adviser and 120 days written notice by the Adviser to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the approval of the Management Agreement by the Board will be available in the Fund’s first report to shareholders.

The Management Agreement between the Fund and the Adviser was approved by the Fund’s Board, including a majority of Independent Trustees, at an “in person” meeting held on                     . The agreement was approved by the sole common shareholder of the Fund on                 , 2013.

The Management Agreement provides for the Fund to pay a management fee at an annual rate equal to 1.00% of the average daily value of the Fund’s Managed Assets. For purposes of this calculation, the liquidation preference of preferred shares, if issued, would not be a liability or permanent equity.

Portfolio Manager

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of                 , 2013.

Bryan C. Krug

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)	$	$	$
Assets Managed with Performance-Based Advisory Fees (in millions)	$	$	$

Securities Ownership of Portfolio Manager

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, the portfolio manager did not beneficially own any securities issued by the Fund.

At the Fund’s request, the Underwriters have agreed to reserve less than 1% of the Common Shares for sale in this offering to certain affiliated purchasers at the offering price of $20.00 per share.

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. The Adviser seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to the Adviser’s Allocation Procedures.

The Adviser and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

The Adviser believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by the Adviser.

The portfolio manager may receive compensation based on the amount of the Fund’s assets and can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of the portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where the portfolio manager has more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by the Adviser (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by the Adviser (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by the Adviser (or its affiliate) as investment options.

Code of Ethics

The Adviser and the Fund have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to the Adviser. The Adviser has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and the Adviser’s corresponding positions.

Board of Directors Issues:

The Adviser generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

The Adviser generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

The Adviser generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Adviser will support such protection so long as it does not exceed reasonable standards.

The Adviser generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

The Adviser generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

The Adviser generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

The Adviser generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

The Adviser generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

The Adviser generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

The Adviser will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

The Adviser will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between the Adviser and the Fund:

The Adviser will use the following three-step process to address conflicts of interest: (1) the Adviser will attempt to identify any potential conflicts of interest; (2) the Adviser will then determine if the conflict as identified is material; and (3) the Adviser will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: The Adviser will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. The Adviser will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – The Adviser will review any situation for a material conflict where the Adviser provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that the Adviser (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage the Adviser to vote in favor of management.

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•

Personal Relationships – The Adviser will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – The Adviser will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

The Adviser will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: The Adviser will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Adviser will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: The Adviser will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, the Adviser will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed – If the Material Conflict arises from the Adviser’s management of a third party account and the client provides voting instructions on a particular vote, the Adviser will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, the Adviser may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

•

If the issue involves a material conflict and the Adviser chooses to use a predetermined voting policy, the Adviser will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, the Adviser may seek guidance from the Board on matters involving a conflict. Under this method, the Adviser will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. The Adviser may use the Board guidance to vote proxies for its non-mutual fund clients.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling (877) 876-1121, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund will purchase and sell a large portion of its securities, without commission or other sales charges. To the extent the Fund purchases or sells U.S. government securities, commercial paper and other short-term corporate obligations, other money market instruments, including repurchase agreements, shares of unaffiliated funds or other securities, such transactions may be made directly with the issuers, underwriters, dealers or banks, as further described below.

One of the duties undertaken by the Adviser pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. With respect to most fixed income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities

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other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The portfolio manager of the Fund manages other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Adviser and/or WRIMCO, an affiliate of the Adviser, may otherwise combine orders for the Fund with those of other funds within Ivy Trust or funds within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios, or other accounts for which it has investment discretion, including accounts affiliated with the Adviser and/or WRIMCO. The Adviser and/or WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, the Adviser and/or WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, the Adviser and/or WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, mid-cap investment objective or an international investment objective, shares are allocated on a flexible rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio managers’ review of various factors, including but not limited to such factors as the fund’s or advisory account’s investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, the Adviser seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, the Adviser is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and or research services and other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by the Adviser to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Adviser has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Adviser that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Adviser. The Adviser does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits the Adviser from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Adviser and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Adviser in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Adviser.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Adviser; serves to make available additional views for consideration and comparisons; and enables the the Adviser to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

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DESCRIPTION OF SHARES

The following description is based on relevant portions of Delaware law, the Declaration of Trust and Bylaws. This summary is not necessarily complete, and the Fund refers you to Delaware statutory trust law and the Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Fund’s authorized shares consist of an unlimited number of shares of beneficial interest, $.001 par value per share, all of which are initially classified as Common Shares. There is currently no market for Common Shares, and the Fund can offer no assurances that a market for Common Shares will develop in the future. It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “IVH.” There are no outstanding options or warrants to purchase its shares. No shares have been authorized for issuance under any equity compensation plans. Under Delaware law, the Fund’s Common Shareholders generally are not personally liable for its debts or obligations.

The Board may, without any action by the Fund’s Common Shareholders, from time to time increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Although the Fund has no present intention of doing so, the Fund could issue a class or series of shares that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the Common Shareholders’ best interest.

Common Shares

General. All Common Shares offered pursuant to the prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to the prospectus will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive Distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of Distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the holders of Common Shares if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor.

The yield on Common Shares will likely vary from period to period depending on factors, including the following:

•	market conditions;

•	the timing of the Fund’s investments;

•	the securities comprising the Fund’s portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of structural leverage by the Fund;

•	the effects of structural leverage on Common Shares;

•	the timing of the investment of proceeds from this offering and proceeds from structural leverage; and

•	the Fund’s net assets and operating expenses.

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Consequently, the Fund cannot guarantee any particular yield on Common Shares, and the yield for any given period is not an indication or representation of future yield on Common Shares.

Limitations on Distributions. So long as senior securities representing indebtedness are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) the Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding indebtedness would be at least 300% and (3) the assets in the Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to distributions.

If any preferred shares are outstanding, holders of Common Shares or other shares will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred shares, (2) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred shares, (3) the Fund’s asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200%, (4) the assets in its portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such distributions. See “Leverage” in the prospectus.

Liquidation Rights. Common Shareholders are entitled to share ratably in the assets legally available for distribution to Common Shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Common Shares, including preferred shares (if any).

Voting Rights. Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of Common Shareholders, including the election of Trustees. The presence of the holders of Common Shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of Common Shareholders. The Declaration of Trust provides that, except as otherwise provided in the Bylaws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of Common Shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and Bylaws, the Board may amend the Bylaws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Fund normally will be required to hold an annual meeting of Common Shareholders in each fiscal year. If the Fund is converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of Common Shareholders), the Fund may amend the Bylaws so that the Fund is not otherwise required to hold annual meetings of Common Shareholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of Common Shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s Common Shares (calculated within 48 hours of the Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding Common Shareholders. Any sale of Common Shares by the Fund will be subject to the requirements of the 1940 Act.

Preferred Shares

The Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of its leverage strategy; however, the Fund presently does not anticipate issuing preferred shares. In the event the Fund was to issue preferred shares, it would be subject to a 200% asset coverage requirement.

Prior to issuance of shares of each class or series, the Board is required by the Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred shares with terms and

32

conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred shares must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Declaration of Trust. The Board, without the approval of the Common Shareholders may authorize an offering of preferred shares, and may fix the terms of the preferred shares to be offered.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because Common Shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations of the NYSE.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund’s Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as an RIC under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional Common Shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares (including upon dissolution of the Fund), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

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No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund will invest a substantial portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

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Market Discount Securities

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowing, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Under current law, this withholding tax will not apply to “interest-related dividends” and “short-term capital gain dividends” to the extent that the dividends paid are out of earnings that would not have been subject to such withholding tax had they been received directly by the foreign shareholder. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

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If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013, and the proceeds of a sale of the Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has made an initial investment in the Fund and is the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

At the Fund’s request, the Underwriters have agreed to reserve less than 1% of the Common Shares for sale in this offering to certain affiliated purchasers at the offering price of $20.00 per share.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statement included in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statement is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be The Bank of New York Mellon located at One Wall Street, New York, New York 10286. Computershare Trust Company, N.A. located at P.O. Box 43078, Providence, Rhode Island 02940-3078, will serve as the Fund’s transfer agent and DRIP agent, and Computershare, Inc. will serve as the dividend paying agent with respect to the Common Shares.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and

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this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Ivy High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Ivy High Income Opportunities Fund (the “Fund”) as of March 28, 2013. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Ivy High Income Opportunities Fund as of March 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Kansas City, MO

April 3, 2013

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IVY HIGH INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets
Cash	$100,000
Deferred offering costs	500,000

Total Assets	600,000

Liabilities
Accrued offering costs	$500,000

Total Liabilities	500,000

Net Assets	$100,000

Composition of net assets
Paid in capital	$100,000

Common shares of beneficial interest outstanding, $.001 par value, unlimited shares authorized	5,235.602

Net asset value per share	$19.10

Offering price per share	$20.00

See accompanying Notes to Statement of Assets and Liabilities.

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IVY HIGH INCOME OPPORTUNITIES FUND

Notes to Statement of Assets and Liabilities

NOTE 1—ORGANIZATION

Ivy High Income Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund has no operations to date other than matters relating to its organization as a closed-end management investment company registered under the 1940 Act and the Securities Act of 1933, as amended, and the sale of 5,235.602 shares to Ivy Investment Management Company, the Fund’s investment adviser.

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in the prospectus) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Fund’s investment adviser to be of comparable quality.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Estimates—The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Income Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

Organizational Expenses—The Adviser has agreed to pay all of the Fund’s organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund’s financial statements. Total organizational expenses incurred through March 28, 2013 are $130,356.

Offering Costs—Offering costs are paid directly by the Fund. The Adviser has agreed to pay the amount, if any, by which the Fund’s offering costs (other than the sales load), exceed $0.04 per share (0.20% of the offering price). Offering costs incurred through March 28, 2013 are estimated to be $774,848, $500,000 of which would be borne by the Fund and $274,848 of which would be paid by the Adviser. As such $500,000 has been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to March 28, 2013, will be charged to paid-in-capital upon sale of the shares to the public or reimbursed by the Adviser.

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IVY HIGH INCOME OPPORTUNITIES FUND

Notes to Statement of Assets and Liabilities (Continued)

NOTE 3—INVESTMENT MANAGEMENT AGREEMENT

The Adviser, a wholly-owned subsidiary of Waddell & Reed Financial Inc., is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund.

The Adviser provides services to the Fund pursuant to an investment management agreement between the Fund and the Adviser. Under the investment management agreement, subject to the supervision and direction of the Fund’s Board, the Adviser will, among other duties, manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Fund has agreed to pay the Adviser a management fee at an annual rate 1.00% of the average daily value of the Fund’s ”Managed Assets”. Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities other than the aggregate indebtedness entered into for purposes of leverage.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

NOTE 4—CONCENTRATION OF CREDIT RISK

Cash at March 28, 2013 is on deposit at the Bank of New York Mellon, the Fund’s custodian.

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APPENDIX A

The following are descriptions of some of the ratings of securities in which the Fund may invest. The Adviser may also use ratings provided by other NRSROs in determining the eligibility of securities for the Fund.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC — Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) — To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as U.S. corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

— Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1 — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch’s national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2 — Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Ivy High Income Opportunities Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

, 2013

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act have been filed with Pre-effective Amendment No. 1 to this Registration Statement on Form N-2.

Exhibits

(a)(1)	Declaration of Trust, dated January 30, 2013(2)

(a)(2)	Amendment No. 1 to the Declaration of Trust, dated February 6, 2013(2)

(a)(3)	Amended and Restated Agreement and Declaration of Trust, dated March 28, 2013(1)

(a)(4)	Amended and Restated Certificate of Trust, dated March 28, 2013(1)

(b)	Amended and Restated By-Laws, dated March 28, 2013(1)

(c)	Not Applicable

(d)	[None]

(e)	Form of Dividend Reinvestment Plan(3)

(g)	Form of Investment Management Agreement between the Registrant and the Adviser(3)

(h)(1)	Form of Underwriting Agreement(3)

(h)(2)	Form of Master Agreement Among Underwriters(3)

(h)(3)	Form of Master Selected Dealers Agreement(3)

(h)(4)	Form of Structuring Fee Agreement with [ ](3)

(i)	Not Applicable

(j)	Form of Custody Agreement(3)

(k)(1)	Form of Service Agreement for Transfer Agent Services(3)

(k)(2)	Form of Administration, Bookkeeping and Pricing Services Agreement(3)

(l)	Opinion and Consent of Delaware Counsel(3)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(1)

(o)	Not Applicable

(p)	Form of Subscription Agreement(3)

(q)	Not Applicable

(r)	Code of Ethics(3)

(s)	Power of Attorney(1)

(1)	Filed herewith.
(2)	Filed on February 6, 2013 with Registrant’s Registration Statement on Form N-2 (333-186489) and incorporated herein by reference.
(3)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring Fee Agreement with [            ] to be filed by amendment as exhibits (h)(1), (h)(2), (h)(3) and (h)(4) to the Registration Statement on Form N-2 (333-186489).

Item 27. Other Expenses of Issuance and Distribution

The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee		$2.73
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		503.00
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Trustees’ fee		*
Transfer agent’s fee		*
Miscellaneous		*
Total	$	*

*	To be furnished by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of March 28, 2013.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $.001 per share	1

Item 30. Indemnification

Article V of the Registrant’s Declaration of Trust, filed as Exhibit (a)(3) to this Registration Statement, provides that:

Section 5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

Section 5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Pursuant to the Form of Underwriting Agreement filed as exhibit (h)(1) to the Registration Statement on Form N-2 (333-186489), the Registrant and the Adviser have agreed to indemnify the Underwriters of the Registrant’s Common Shares to the extent set forth in Section 6 to the Form of Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser

The descriptions of Ivy Investment Management Company (the “Adviser”) under the caption “Management of the Fund” in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61515) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser’s principal business address is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

Item 32. Locations of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 33. Management Services Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park and the State of Kansas on the 3rd day of April, 2013.

IVY HIGH INCOME OPPORTUNITIES FUND

By:	/s/ Henry J. Herrmann
Name: Henry J. Herrmann
Title: President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated below on April 3, 2013.

Signatures	Title

/s/ Joseph Harroz, Jr.* Joseph Harroz, Jr.	Chairman and Trustee

/s/ Henry J. Herrmann Henry J. Herrmann	President and Trustee

/s/ Joseph W. Kauten Joseph W. Kauten	Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer

/s/ Jarold W. Boettcher* Jarold W. Boettcher	Trustee

/s/ James D. Gressett* James D. Gressett	Trustee

/s/ Glendon E. Johnson, Jr.* Glendon E. Johnson, Jr.	Trustee

/s/ Eleanor B. Schwartz* Eleanor B. Schwartz	Trustee

/s/ Michael G. Smith* Michael G. Smith	Trustee

/s/ Edward M. Tighe* Edward M. Tighe	Trustee

*By:	/s/ Philip A. Shipp
Philip A. Shipp Attorney-in-Fact

ATTEST:	/s/ Mara D. Herrington
Mara D. Herrington Secretary

*	The original powers of attorney authorizing Henry J. Herrmann, Daniel C. Schulte, Kristen A. Richards and Philip A. Shipp, to execute this Registration Statement and Amendments thereto for the Trustees of the Board of the Registrant (formerly, the Ivy Credit Opportunities Fund) on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibits

(a)(3)	Amended and Restated Agreement and Declaration of Trust

(a)(4)	Amended and Restated Certificate of Trust

(b)	Amended and Restated By-Laws

(n)	Consent of Independent Registered Public Accounting Firm

(s)	Power of Attorney